Exhibit 99.1
AWH Announces Preliminary Unaudited Fourth Quarter and Full Year 2025 Results and Conference Call Date
Q4 2025 and FY 2025 revenue expected to be ~$120 million and ~$500 million, respectively
Q4 2025 and FY 2025 Adjusted EBITDA projected at ~$30 million and ~$117 million
Balance sheet strength with $86 million cash and no significant debt maturities until 2029
Q4 & FY 2025 earnings call scheduled for Thursday, March 12, at 5:00 PM ET
NEW YORK, February 9, 2026 - Ascend Wellness Holdings, Inc. (“AWH”, “Ascend” or the “Company”) (CSE: AAWH-U.CN) (OTCQX: AAWH), a multi-state, vertically integrated cannabis operator, today announced preliminary, unaudited results for the fourth quarter and year ended December 31, 2025.
For the fourth quarter of 2025 (“Q4 2025”), the Company expects net revenue to be approximately $120 million and Adjusted EBITDA to be approximately $30 million, representing an Adjusted EBITDA margin of ~25%. For the full year 2025 (“FY 2025”), the Company expects net revenue to be approximately $500 million and Adjusted EBITDA to be approximately $117 million, with an Adjusted EBITDA margin of ~23%. As of December 31, 2025, the Company had cash and cash equivalents of approximately $86 million.
“Our Q4 results delivered Adjusted EBITDA margin expansion in line with our guidance at the start of the year, driven by disciplined working capital management, cost controls, and an improved product and sales mix,” said Sam Brill, Chief Executive Officer and Director of AWH. “Through our densification strategy, we expanded our retail footprint to 47 stores and deliberately reoriented the business toward a customer-focused, CPG operating model. This shift supported a record number of SKUs and a broader product and brand portfolio, driving market share gains across our core markets. These results underpin a strong business and balance sheet, backed by ample liquidity and a solid operational platform. We have entered 2026 in a position of strength, with no significant debt maturities until 2029, and a highly selective, disciplined approach to advancing our expansion pipeline and M&A initiatives.”
Subsequent to the quarter, on February 5, 2026, the Company was notified of an arbitration award in favor of Green Thumb Industries, Inc. (“GTI”) relating to a 2018 side letter tied to a prior capital raise. The arbitrator found both parties breached certain obligations under the agreement. The Company disagrees with the unanticipated decision, which was contrary to advice and guidance from expert external advisors and analyses. The Company is continuing to evaluate its options. Even if the Company were required to satisfy the award in full, it has sufficient liquidity and financial flexibility necessary to continue operating as planned and will remain in compliance with its loan covenants. For the complete filing, please refer to the Company’s Form 8-K filed with the Securities Exchange Commission (“SEC”) on February 6, 2026, available on the SEC’s EDGAR website at www.sec.gov.

Earnings Conference Call
The Company will hold a conference call on Thursday, March 12, 2026, at 5:00 PM ET, following the release of its complete fourth quarter and full year 2025 results.
The earnings conference call may be accessed by dialing 1-888-699-1199. A live webcast will also be available on the Investor Relations section of the AWH website at https://awholdings.com/investors and will be archived for replay.

CONFERENCE CALL DETAILS
DATE:	Thursday, March 12, 2026
TIME:	5:00 p.m. ET
WEBCAST:	Click to access
DIAL-IN NUMBER:	1-888-699-1199
REPLAY:	1-888-660-6345 Replay Code: 66620# Available until 12:00 midnight ET Thursday, March 19, 2026
Non-GAAP Financial Information and Definitions
This press release includes certain non-GAAP financial measures as defined by the U.S. Securities and Exchange Commission (“SEC”). This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.
Adjusted EBITDA/Margin are non-GAAP financial measures.
Our “Adjusted EBITDA” is a non-GAAP measure used by management that is not defined by GAAP and may not be comparable to similar measures presented by other companies. We define “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage of net revenue. Management calculates Adjusted EBITDA as the reported net loss, adjusted to exclude: income tax expense, other (income) expense, interest expense, depreciation and amortization, depreciation and amortization included in cost of goods sold, non-cash inventory adjustments, equity-based compensation, equity-based compensation included in cost of goods sold, start-up costs, start-up costs included in cost of goods sold, transaction-related and other non-recurring expenses, and gain or loss on sale of assets. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information, as this measure demonstrates the operating performance of the business. Non-GAAP financial measures may be considered in addition to the results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. The Company’s presentation of these financial measures may not be comparable to similar non-GAAP measures used by other companies. These financial measures are intended to provide additional information to investors regarding the Company’s performance.

About Ascend Wellness Holdings, Inc.
AWH is a vertically integrated cannabis operator with assets in Illinois, Maryland, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing a curated selection of products for retail and wholesale customers. AWH produces and distributes its in-house Simply Herb, Ozone, Ozone Reserve, High Wired, Honor Roll, Effin’, Common Goods, and Royale branded products. For more information about AWH, visit www.awholdings.com.
Caution Regarding Pre-Released Financial Metrics
This press release contains certain pre-released fourth quarter and full year financial metrics. The fourth quarter and full year financial metrics contained in this press release are preliminary and unaudited and represent the most current information available to the Company’s management, as financial closing procedures for the three months and year ended December 31, 2025 are not yet complete. The Company’s actual consolidated audited financial statements for such period will be filed with the applicable Canadian securities administrators on its profile on SEDAR at https://www.sedarplus.ca/and the SEC on its profile on EDGAR at www.sec.gov, and may result in material changes to the financial metrics summarized in this press release (including by any one financial metric, or all of the financial metrics, being below or above the figures indicated) as a result of the completion of normal quarter and year-end accounting procedures and adjustments, and also what one might expect to be in the final consolidated financial statements based on the financial metrics summarized in this press release. Although the Company believes the expectations reflected in this press release are based upon reasonable assumptions, the Company can give no assurance that actual results will not differ materially from these expectations.
Cautionary Note Regarding Forward-Looking Information
This news release includes forward-looking information and statements (together, “forward-looking statements”), which may include, but are not limited to, the plans, intentions, expectations, estimates, and beliefs of the Company. Words such as “expects”, “continue”, “may”, “will”, “anticipates”, and “intends” or similar expressions are intended to identify forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release relating to estimated and projected revenue, expectations regarding production capacity, anticipated capital expenditures, expansion, profit, product demand, margins, costs, cash flows, sources of capital, growth rates, potential acquisitions, closing dates for transactions, regulatory approvals, future facility openings, and, enhancing shareholder value, reducing downward pressure on the stock, and future financial and operating results, including expectations regarding liquidity, cash flows, and the financial impact or resolution of legal or arbitration matters are forward-looking statements.
We caution investors that any such forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends, the receipt of all required regulatory approvals, and on certain assumptions and analysis made by the Company in light of the experience of the Company and perception of historical trends, current conditions, and expected future developments and other factors management believes are appropriate.
Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein. Such factors include, among others, the risks and uncertainties identified in the Company’s most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable, and in the Company’s other reports and filings with the applicable Canadian securities administrators on its profile on SEDAR+ at www.sedarplus.ca and the SEC on its profile on EDGAR at www.sec.gov. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof, and except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise, except as required by applicable laws. No securities regulator nor the Canadian Securities Exchange has reviewed, approved, or disapproved the content of this press release.
Company Contact
Frank Perullo
Founder, President & Director
IR@awholdings.com
Investor Relations & Media Inquiries:
MATTIO Communications
AWH@mattio.com
IR@awholdings.com
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